UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 6, 2018 (August 2, 2018)

Solar Capital Ltd.

(Exact name of registrant as specified in its charter)

Maryland	814-00754	26-1381340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Park Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 993-1670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the Small Business Credit Availability Act (the “Act”), was signed into law. The Act amends the Investment Company Act of 1940, as amended (the “1940 Act”) to permit a business development company (a “BDC”) to reduce the required minimum asset coverage ratio applicable to it from 200% to 150%, subject to certain requirements described therein.

On August 2, 2018, the board of directors (the “Board”) of Solar Capital Ltd. (the “Company”), including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Act. As a result, the Company’s asset coverage requirements for senior securities will automatically be changed from 200% to 150%, effective August 2, 2019.

On the same day, the Board recommended the submission of a proposal for stockholders (the Proposal”) to approve the application of the 150% minimum asset coverage ratio to the Company at the Company’s 2018 Annual Meeting of Stockholders (the “Meeting”). If the stockholder proposal is approved by the required votes of the Company’s stockholders at the Meeting, the Company would become subject to the 150% minimum asset coverage ratio the day after such stockholder approval instead of August 2, 2019.

On August 6, 2018, the Company issued a press release regarding the foregoing. The press release, which is incorporated herein by reference, is included as Exhibit 99.1 and may be deemed soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended.

In connection with the Meeting, the Company plans to file with the SEC and mail to its shareholders a proxy statement on Schedule 14A (the “Proxy Statement”). The Proxy Statement will contain important information about the Proposal and related matters. Investors and security holders are urged to read the Proxy Statement, as well as any amendments and supplements thereto, carefully and in its entirety when it becomes available because it will contain important information about the Proposal and related matters. Investors and security holders will be able to obtain the Proxy Statement and other documents filed with the SEC by the Company, free of charge, from the SEC’s website at www.sec.gov and from the Company’s website at www.solarcapltd.com. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company’s common stock with respect to the Proposal. Information regarding ownership of the Company’s common stock by the Company’s directors and executive officers will be available in the Proxy Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

99.1	Press Release, dated August 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR CAPITAL LTD.

By:	/s/ Richard L. Peteka
Name:	Richard L. Peteka
Title:	Secretary

Date: August 6, 2018